American Funds Inflation Linked Bond FundSM Summary prospectus January 23, 2015

Class A	B	C	F-1	F-2	529-A	529-B	529-C	529-E
BFIAX	BFIBX	BFICX	BFIFX	BFIGX	CNLAX	CNLBX	CNLCX	CNLEX

529-F-1	R-1	R-2	R-2E	R-3	R-4	R-5	R-6
CNLFX	RILAX	RILBX	RILGX	RILCX	RILDX	RILEX	RILFX

Before you invest, you may want to review the fund’s prospectus and statement of additional information, which contain more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information and other information about the fund online at americanfunds.com/ prospectus. You can also get this information at no cost by calling (800) 421-4225 or by sending an email request to prospectus@americanfunds.com. The current prospectus and statement of additional information, dated January 23, 2015, are incorporated by reference into this summary prospectus.

Investment objective

The fund’s investment objective is to provide inflation protection and income consistent with investment in inflation linked securities.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $500,000 in American Funds. More information about these and other discounts is available from your financial professional and in the “Sales charge reductions and waivers” section on page 29 of the prospectus and on page 60 of the fund’s statement of additional information.

Shareholder fees (fees paid directly from your investment)
Share classes
	A and 529-A	B and 529-B	C and 529-C	529-E	F-1, F-2 and 529-F-1	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	2.50%	none	none	none	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00[1]	5.00%	1.00%	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
	Share classes
	A	B	C	F-1	F-2	529-A	529-B	529-C	529-E
Management fees	0.36%	0.36%	0.36%	0.36%	0.36%	0.36%	0.36%	0.36%	0.36%
Distribution and/or service (12b-1) fees[2]	0.30	1.00	1.00	0.25	none	0.30	1.00	1.00	0.50
Other expenses[2]	0.13	0.19	0.22	0.24	0.24	0.29	0.31	0.30	0.27
Total annual fund operating expenses	0.79	1.55	1.58	0.85	0.60	0.95	1.67	1.66	1.13

	529-F-1	R-1	R-2	R-2E	R-3	R-4	R-5	R-6
Management fees	0.36%	0.36%	0.36%	0.36%	0.36%	0.36%	0.36%	0.36%
Distribution and/or service (12b-1) fees[2]	0.00	1.00	0.75	0.60	0.50	0.25	none	none
Other expenses[2]	0.30	0.21	0.46	0.32	0.28	0.20	0.16	0.10
Total annual fund operating expenses	0.66	1.57	1.57	1.28	1.14	0.81	0.52	0.46
[1]	A contingent deferred sales charge of 1.00% applies on certain redemptions within one year following purchases of $1 million or more made without an initial sales charge.
[2]	Based on estimated amounts for the current fiscal year.

American Funds Inflation Linked Bond Fund / Summary prospectus 1

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share classes	1 year	3 years	5 years	10 years
A	$329	$496	$ 678	$1,203
B	658	890	1,045	1,641
C	261	499	860	1,878
F-1	87	271	471	1,049
F-2	61	192	335	750
529-A	345	545	762	1,387
529-B	670	926	1,107	1,785
529-C	269	523	902	1,965
529-E	115	359	622	1,375
529-F-1	67	211	368	822
R-1	160	496	855	1,867
R-2	160	496	855	1,867
R-2E	130	406	702	1,545
R-3	116	362	628	1,386
R-4	83	259	450	1,002
R-5	53	167	291	653
R-6	47	148	258	579

For the share classes listed below, you would pay the following if you did not redeem your shares:

Share classes	1 year	3 years	5 years	10 years
B	$158	$490	$845	$1,641
C	161	499	860	1,878
529-B	170	526	907	1,785
529-C	169	523	902	1,965

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 923% of the average value of its portfolio.

Principal investment strategies

The fund seeks to provide inflation protection and income by investing primarily in inflation linked securities. Normally, at least 80% of the fund’s assets will be invested in inflation linked bonds issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation linked bonds are structured to protect

American Funds Inflation Linked Bond Fund / Summary prospectus 2 against inflation by linking the bond’s principal and interest payments to an inflation index so that principal and interest adjust to reflect changes in the index. For example, U.S. Treasury Inflation-Protected Securities (TIPS) are linked to the Consumer Price Index for Urban Consumers (CPURNSA). Other sovereign governments and corporations also issue inflation linked securities that are tied to their own local consumer price index or the CPURNSA.

The fund will invest at least 80% of its assets in securities guaranteed or sponsored by the U.S. government without regard to the quality rating assigned to the U.S. government by a Nationally Recognized Statistical Rating Organization (NRSRO). To the extent the fund invests in other debt securities, the fund will invest primarily in debt securities with quality ratings of Baa3 or better or BBB- or better by NRSROs designated by the fund’s investment adviser or in debt securities that are unrated but determined to be of equivalent quality by the fund’s investment adviser. The fund will invest in debt securities with a wide range of maturities.

The fund may also invest in interest rate swaps to seek to manage the fund’s sensitivity to interest rates. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is based on a designated short-term interest rate, such as the London Interbank Offered Rate, prime rate or other benchmark.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively priced securities that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental research, which may include analysis of interest rate and duration risk, credit quality, general economic conditions and various quantitative measures. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor

American Funds Inflation Linked Bond Fund / Summary prospectus 3 management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in inflation linked bonds — The values of inflation linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation linked bonds may also reduce the fund’s distributable income during periods of extreme deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation linked securities may decline and result in losses to the fund.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in interest rate swaps — The use of interest rate swaps involves the risk that the investment adviser will not accurately predict anticipated changes in interest rates, which may result in losses to the fund. Interest rate swaps also involve the possible failure of a counterparty to perform in accordance with the terms of the swap agreement. If a counterparty defaults on its obligations under a swap agreement, the fund may lose any

American Funds Inflation Linked Bond Fund / Summary prospectus 4 amount it expected to receive from the counterparty, potentially including amounts in excess of the fund’s initial investment.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

American Funds Inflation Linked Bond Fund / Summary prospectus 5

Investment results

The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The Lipper Inflation-Protected Bond Funds Average includes other funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results (before and after taxes) are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com.

Average annual total returns For the periods ended December 31, 2014 (with maximum sales charge):
Share class	Inception date	1 year	Lifetime
A − Before taxes	12/14/2012	2.49%	–3.07%
− After taxes on distributions		1.92	–3.34
− After taxes on distributions and sale of fund shares		1.41	–2.45

Share class (before taxes)	Inception date	1 year	Lifetime
R-6	11/1/2013	4.94%	2.61%

Indexes	1 year	Lifetime (from Class A inception)
Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	3.64%	–2.88%
Lipper Inflation-Protected Bond Funds Average (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	1.65	–3.18
Class A annualized 30-day yield at November 30, 2014: 2.07% (For current yield information, please call American FundsLine® at (800) 325-3590.)

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-favored arrangement, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

American Funds Inflation Linked Bond Fund / Summary prospectus 6

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Fund title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
David A. Hoag President	2 years	Partner – Capital Fixed Income Investors
Ritchie Tuazon	1 year	Vice President – Capital Fixed Income Investors

Certain senior members of Capital Fixed Income Investors, the investment adviser’s fixed-income investment division, serve on a portfolio strategy group. The group utilizes a research-driven process with input from the investment adviser’s analysts, portfolio managers and economists to define investment themes and to set guidance on a range of macroeconomic factors, including duration, yield curve and sector allocation. The fund’s portfolio managers consider guidance of the portfolio strategy group in making their investment decisions.

Purchase and sale of fund shares

The minimum amount to establish an account for all share classes is $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account, payroll deduction savings plan account or employer-sponsored 529 account, the minimum is $25 to establish or add to an account.

If you are a retail investor, you may sell (redeem) shares through your dealer or financial advisor or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at americanfunds.com. Please contact your plan administrator or recordkeeper to sell (redeem) shares from your retirement plan.

Tax information

Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

MFGEIPX-060-0215P Litho in USA CGD/UNL/10238	Investment Company File No. 811-22746

THE FUND PROVIDES A SPANISH TRANSLATION OF THE ABOVE SUMMARY PROSPECTUS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE SUMMARY PROSPECTUS ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/	STEVEN I. KOSZALKA
STEVEN I. KOSZALKA
SECRETARY